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                                                                   EXHIBIT 10.19

                             MEMORANDUM OF AGREEMENT
                 BETWEEN THE UNITED STATES DEPARTMENT OF ENERGY
                  AND THE UNITED STATES ENRICHMENT CORPORATION
                          RELATING TO DEPLETED URANIUM
                    GENERATED PRIOR TO THE PRIVATIZATION DATE


            THIS MEMORANDUM OF AGREEMENT is entered into as of the 18 day of May, 1998, by and between the UNITED STATES DEPARTMENT OF ENERGY ("DOE") and the UNITED STATES ENRICHMENT CORPORATION ("USEC" or the "Corporation").

            WHEREAS, the USEC Privatization Act provides, in Section 3109(a)(3), that "[a]ll liabilities arising out of the disposal of depleted uranium generated by the corporation between July 1, 1993, and the privatization date shall become the direct liabilities of the Secretary [of Energy]" and in order to fulfill the requirements of Section 3109(a)(3) of the USEC Privatization Act in a manner that is consistent with the purposes of the Energy Policy Act and of the USEC Privatization Act, DOE and USEC have entered into this Memorandum of Agreement;

            NOW, THEREFORE, under the authority of the USEC Privatization Act, the Energy Policy Act, the Atomic Energy Act and other law, DOE and USEC hereby agree as follows:

ARTICLE 1      DEFINITIONS

The following terms when capitalized and used in this Agreement shall have the meanings indicated below.

"Energy Policy Act" means the Energy Policy Act of 1992, Title IX of Public Law 102-486.

"Gaseous Diffusion Plants" or "GDP's" means the gaseous diffusion plants at Paducah, Kentucky and Portsmouth, Ohio owned by DOE, portions of which are leased to USEC.

"Lease Agreement" means the Lease Agreement Between the United States Department of Energy and the United States Enrichment Corporation, dated July l, 1993, as amended.



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"Pre-privatization Period" means the period beginning on July l, 1993, and ending on the Privatization Date.

"Privatization Date" means the date on which 100 percent of the ownership of the Corporation has been transferred to private investors pursuant to the USEC Privatization Act.

"Secretary" means the Secretary of Energy.

"USEC Privatization Act" means Title III of Public Law 104-134.

ARTICLE 2      DEPLETED URANIUM

            Nothing in this Agreement shall be construed as transferring or limiting the liability of the Secretary for disposal of depleted uranium as set forth in Section 3109(a)(3) of the USEC Privatization Act. Subject to Article 3, the parties to this Agreement agree to implement Section 3109(a)(3) of the USEC Privatization Act as follows:

            (i) Title to depleted uranium generated by USEC during the Pre-privatization Period shall be transferred to DOE on the Privatization Date.

            (ii) Within 14 days of the Privatization Date, USEC shall provide DOE a listing by cylinder number of the cylinders of depleted uranium generated by USEC during the Pre-privatization Period.

            (iii) USEC shall be responsible for all costs associated with the storage of the depleted uranium until title is transferred to DOE as specified in this section. On or before the Privatization Date, USEC shall pay to DOE $16 million in complete satisfaction of USEC's obligation for any and all costs associated with the storage of the depleted uranium following the transfer of the depleted uranium to DOE.

            (iv) The Secretary shall be responsible for all costs associated with disposal of the depleted uranium generated by USEC during the Pre-privatization Period, including any treatment or conversion required by law or regulatory authority associated with such disposal.

            (v) Upon transfer of title to DOE, USEC, at USEC's option, shall:
(1) permit DOE to continue to store the depleted uranium in the portions of the GDP's

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leased to USEC where the cylinders are located as of the date title is transferred (and continue to use the cylinder saddles); or (2) delease the area pursuant to Section 3.4 of the Lease Agreement (and transfer title to the cylinder saddles to DOE) where the cylinders are stored. Also upon transfer of title to DOE, USEC shall provide copies of all USEC records associated with inspection, storage, and management of the depleted uranium and the cylinders, including, but not limited to, all manufacturers' records in its possession and the "Change Cylinder Check Sheet (Form A-3931)" for each cylinder.

            (vi) USEC and DOE shall consult and coordinate concerning the management and disposition of this depleted uranium and shall actively pursue the beneficial use of this depleted uranium. Pursuant to the Anti-Deficiency Act, DOE's commitment under this subsection (vi) is subject to the availability of appropriated funds.

ARTICLE 3      EXPIRATION OF AGREEMENT

            In the event that the Privatization Date does not occur by June 30, 1999, this Agreement shall be terminated and all of its terms shall be null and void.


IN WITNESS WHEREOF, DOE and USEC have caused this Agreement to be executed and delivered as of the date first above written and hereby affix the signatures of their duly authorized representatives:

US DEPARTMENT OF ENERGY                     UNITED STATES ENRICHMENT CORP.


By:   /s/ Michael L. Telson                 By:   /s/ Henry Z. Shelton, Jr.
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          Michael L. Telson                           Henry Z. Shelton, Jr.
          Chief Financial Officer           Vice President and Chief
                                              Financial Officer

Date:       5/15/98                         Date:        5/18/98
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